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                                             NOVATION CONFIRMATION

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Date:          21 December 2006

To:            Deutsche Bank AG

Attn:          Derivative Operations -Confirmations
Tel:           0207 545 3212/3175
Fax No.:       0207 545 9761

To:            RALI Series 2006-QS18 Trust
               By:  Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of RALI Series 2006-QS18 Trust, Mortgage Asset-Backed Pass-Through
               Certificates, Series 2006-QS18

Attn:          Trust Administration, RALI Series 2006-QS18
Tel:           (714) 247-6000
Fax No.:       (714) 247-6285

From:          Bank of America, N.A.
               233 South Wacker Drive - Suite 2800
               Chicago
               Illinois 60606
               U.S.A.

Dept:          Swaps Documentation Group

Re:            Novation Transaction
______________________________________________________________________________

Dear Sir/Madam,

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1.      The definitions and provisions  contained in the 2004 ISDA Novation Definitions (the "Definitions") and
the  terms  and  provisions  of the  2000  ISDA  Definitions,  as  published  by the  International  Swaps  and
Derivatives  Association,  Inc. and amended from time to time, are incorporated in this Novation  Confirmation.
In the event of any  inconsistency  between (i) the Definitions,  (ii) the 2000 ISDA  Definitions  and/or (iii)
the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.      The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Date:                                   21 December 2006
Novated Amount:                                  As per specified in Exhibit A
Transferor                                       Deutsche Bank AG
Transferee                                       RALI Series 2006-QS18 Trust,  by Deutsche Bank
                                                 Trust Company Americas, not in its individual
                                                 capacity, but solely as trustee for the
                                                 benefit of RALI Series 2006-QS18 Trust,
                                                 Mortgage Asset-Backed Pass-Through
                                                 Certificates, Series 2006-QS18
Remaining Party                                  Bank of America, N.A.
New Agreement                                    As per Exhibit A dated 21 December 2006

3.      The terms of each Old  Transaction  to which this  Novation  Confirmation  relates  for  identification purposes, are as follows:

Trade Date of Old Transaction:                  14 December 2006
Effective Date of Old Transaction:              25 January 2007
Termination Date of Old Transaction:            25 October 2009

4.      The terms of each New Transaction to which this Novation  Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:                  Applicable, commencing on 25 January 2007

5.      Other Provisions:                      Not Applicable

6.      Miscellaneous Provisions:              Non-Reliance: Applicable

7.      The parties confirm their acceptance to be bound by this Novation  Confirmation as of the Novation Date by executing a copy of this  Novation  Confirmation  and  returning  it to us by facsimile to the  attention of
Global  Derivative  Operations  fax no. (+1 866) 255 1444. The  Transferor,  by its execution of a copy of this
Novation  Confirmation,  agrees  to  the  terms  of  the  Novation  Confirmation  as it  relates  to  each  Old
Transaction.  The  Transferee,  by its execution of a copy of this Novation  Confirmation,  agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

8.      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated December 1, 2006 (the "Pooling and Servicing
Agreement"), among Residential Accredit Loans, Inc, Residential Funding Company, LLC and Deutsche Bank Trust
Company Americas.

9.      Trustee Capacity.    It is  expressly  understood  and  agreed  by the  parties  hereto  that  (i) this
Novation  Confirmation is executed and delivered by Deutsche Bank Trust Company Americas ("Deutsche Bank"), not
individually  or personally  but solely as Trustee of the Trust under the Pooling and Servicing  Agreement,  in the  exercise  of the powers  and  authority  conferred  and vested in it,  (ii) each  of the  representations, undertakings  and  agreements  by Deutsche Bank is made and intended for the purpose of binding only the Trust,
(iii) nothing  herein  contained  shall be construed as creating any liability for Deutsche Bank,  individually or personally,  to perform any covenant (either express or implied)  contained herein,  and all such liability, if any, is hereby expressly  waived by the parties hereto,  and such waiver shall bind any third party making a claim by or through  one of the  parties  hereto,  and  (iv) under  no  circumstances  shall  Deutsche  Bank be personally  liable for the payment of any  indebtedness  or expenses of the Trust,  or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by the Trust under this
Novation  Confirmation  or any related  document.  In accordance with the Pooling and Servicing  Agreement,  no provision  of this  Confirmation  shall be  construed  to  relieve  Deutsche  Bank from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct.

Bank of America, N.A.                            Deutsche Bank AG

By:   /s/Mary Beth Knight                     By:   /s/Susan Valenti
  Name: Mary Beth Knight                         Name: Susan Valenti
  Title: Assistant Vice President                Title: Director
  Date:                                          Date:

                                                 By:   /s/Robert Lopena
                                                 Name: Robert Lopena
                                                 Title: Authorized Signatory
                                                 Date:

   RALI Series 2006-QS18 Trust
  By:  Deutsche Bank Trust Company
  Americas, not in its individual
  capacity, but solely as trustee for the
  benefit of RALI Series 2006-QS18 Trust,
  Mortgage Asset-Backed Pass-Through
  Certificates, Series 2006-QS18

By:   /s/Melissa Wilman
  Name: Melissa Wilman
  Title: Vice President
  Date:

                                                                                                      EXHIBIT A
BANK OF AMERICA, N.A.

TO:            RALI Series 2006-QS18 Trust
               By:  Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of RALI Series 2006-QS18 Trust, Mortgage Asset-Backed Pass-Through
               Certificates, Series 2006-QS18

ATTN:           Trust Administration, RALI Series 2006-QS18
TEL:            (714) 247-6000
FAX:            (714) 247-6285

FROM:           Bank of America, N.A.
                233 South Wacker Drive - Suite 2800
                Chicago, Illinois 60606
TEL:            (+1) 312 234 2732
FAX:            (+1) 866 255 1444

Date:                 21st December 2006

Our Reference No.  4945515  4945514

Internal Tracking Nos.       2958713  2958714

Dear Sir/Madam,

        The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of RALI Series 2006-QS18 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series
2006-QS18 and Bank of America, N.A., a national banking association organized under the laws of the United
States of America (each a "party" and together "the parties") on the Trade Date specified below (the
"Transaction").  This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master
Agreement specified in paragraph 1 below.  In this Confirmation, "Party A" means Bank of America, N.A., and
"Party B" means RALI Series 2006-QS18 Trust, by Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of RALI Series 2006-QS18 Trust, Mortgage Asset-Backed
Pass-Through Certificates, Series 2006-QS18.

        The definitions and provisions contained in the 2000 ISDA Definitions, as published by the
International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this
Confirmation.  In the event of any inconsistency between the Definitions and this Confirmation, this
Confirmation will govern.

        Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated December 1, 2006 (the "Pooling and Servicing
Agreement"), among Residential Accredit Loans, Inc, Residential Funding Company, LLC and Deutsche Bank Trust
Company Americas.

1.      This Confirmation evidences a complete binding agreement between the parties as to the terms of the
Transaction to which this Confirmation relates.  In addition, the parties agree that for the purposes of this
Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the
Transaction (such agreement, the "Form Master Agreement").  In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

        Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

        (a)    NON-RELIANCE.  Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  Further, such party has not received from the other party any assurance or guarantee as to the expected results of this
Transaction.

        (b)    EVALUATION AND UNDERSTANDING.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction.  It is also capable of assuming, and assumes, the financial and other risks of this
Transaction.

        (c)    STATUS OF PARTIES.  The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                            With respect to each Calculation Period, the lesser of:

                                            (i)    the Calculation Amount for such Calculation Period as set
                                            out in Schedule A to the Confirmation attached hereto, and

                                            (ii)   the Certificate Principal Balance of the Class 1-A-1
                                            Certificates immediately preceding the Distribution Date which occurs in the calendar month of the Floating Rate Payer Payment
                                            Date for such Calculation Period (determined for this purpose without regard to any adjustment of the Floating Rate Payer
                                            Payment Date or Distribution Date relating to business days).

Trade Date:                                 14 December 2006

Effective Date:                             25 January 2007

Termination Date:                           25 August 2009

FIXED AMOUNTS:

FIXED AMOUNT I:

Fixed Rate Payer:                           Party B; provided, however, that the payment of the Fixed Amount to Party A is being made on behalf of Party B by Deutsche Bank
                                            Securities Inc.
Fixed Rate Payer
Payment Date:                               28 December 2006

Fixed Amount:                               USD 69,500.00

FLOATING AMOUNTS:

Floating Rate Payer:                        Party A

Cap Rate I:                                 5.65000%

Cap Rate II:                                8.90000%

Floating Rate Payer Payment
Dates:                                      Early Payments shall be applicable - 2 Business Days prior to each
                                            Floating Rate Payer Period
                                            End Date

Floating Rate Payer
Period End Dates:                           The 25th of each Month, commencing on 25 February 2007 and ending on the Termination Date.  No Adjustment.

Floating Amount:                            The product of (a) the Notional Amount (b) the Floating Rate Day
                                            Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:

                                            IF USD-LIBOR-BBA IS GREATER THAN THE CAP RATE I FOR THE APPLICABLE
                                            CALCULATION PERIOD, THEN SETTLEMENT SPREAD = (USD-LIBOR-BBA -
                                            APPLICABLE CAP RATE I) PROVIDED, HOWEVER, THAT IF USD-LIBOR-BBA
                                            FOR ANY CALCULATION PERIOD IS GREATER THAN THE CAP RATE II THEN
                                            THE USD-LIBOR-BBA FOR SUCH CALCULATION PERIOD SHALL BE DEEMED TO
                                            BE THE CAP RATE II.

                                            If 1 Month USD-LIBOR-BBA is less than or equal to the Cap Rate I for the applicable Calculation Period, then Settlement Spread =
                                            Zero.

Floating Rate for initial
Calculation Period:                         to be set

Floating Rate Option:                       USD-LIBOR-BBA

Designated Maturity:                        1 month

Spread:                                     None

Floating Rate Day
Count Fraction:                             30/360

Reset Dates:                                First day of each Calculation Period.

Business Days:                              New York and London

Calculation Agent:                          Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference
                                            Market-maker to act as Calculation Agent.

3.      FORM MASTER AGREEMENT.

        (a)    "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v), Section
5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (b)    "Specified Entity" means, in relation to Party B, for the purpose of Section 5(a)(v), Section
5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (c)    "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

        (d)    The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

        (e)    The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

        (f)    The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and
5-1402 of the New York General Obligations Law).

        (g)    The phrase "Termination Currency" means United States Dollars.

        (h)    For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second
Method will apply.

(i)     "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Party A or Party B.

(j)     "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Party A or Party B.

(k)     "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A or Party B.

(l)     The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(m)     The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

(n)     Gross Up.  Section 2(d)(i)(4) shall not apply to Party B as X, such that Party B shall not be required to pay any additional amounts referred to therein.

(o)     The word "third" shall be replaced by the word "first" in the third line of Section 5(a)(i) of the
Form Master Agreement.

4.      RECORDING OF CONVERSATIONS.

        Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the
Form Master Agreement and/or this Transaction.

5.      CREDIT SUPPORT DOCUMENT.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

6.      CREDIT SUPPORT PROVIDER.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

7.      ACCOUNT DETAILS.

        Account for payments to Party A:

                          USD
        NAME:         BANK OF AMERICA NA
        CITY:         NEW YORK
        ABA #:        026009593
        ATTN:         BOFAUS3N
        NAME:         BANK OF AMERICA NA
        CITY:         CHARLOTTE
        ACCT:         6550219386
        ATTN:         RATE DERIVATIVE SETTLEMENTS
        ATTN:         BOFAUS6SGDS

        Account for payments to Party B:

      Deutsche Bank Trust Company Americas
      ABA #: 021 001 033
      Acct. #: 01419663
      Acct.: NYLTD Funds Control - Stars West
      Ref: Trust Administration - RALI 2006-QS18

8.      OFFICES.

        The Office of Party A for this Transaction is:    Charlotte, North Carolina
                                                          Please send notices to fax no.
                                                          (866- 218 - 8487)

        The Office of Party B for this Transaction is:    Santa Ana, California

9.      ADDITIONAL PROVISIONS.

        Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section
5(a)(i) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a
Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date  pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of the
Form Master Agreement with respect to Party A as the Affected Party or (ii) Section 5(b)(iii) of the Form
Master Agreement with respect to Party A as the Burdened Party.  For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) is to pay the Fixed Amount on the
Fixed Rate Payer Payment Date.

10.     WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

11.     ELIGIBLE CONTRACT PARTICIPANT.

        Each party represents to the other party that it is an "eligible contract participant" as defined in
Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

12.     NOTICE BY FACSIMILE TRANSMISSION.

        Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

13.     MULTIBRANCH PARTY.

        For purpose of Section 10(c) of the Form Master Agreement: (a)  Party A is a Multibranch Party, and
may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New
York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch Party.

14.     Trustee Capacity.    It is expressly understood and agreed by the parties hereto that (i) this
Confirmation is executed and delivered by Deutsche Bank Trust Company Americas ("Deutsche Bank"), not
individually or personally but solely as Trustee of the Trust under the Pooling and Servicing Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the Trust,
(iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this
Confirmation or any related document.  In accordance with the Pooling and Servicing Agreement, no provision of this Confirmation shall be construed to relieve Deutsche Bank from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

15.     USA PATRIOT ACT NOTICE.

        Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of
Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Patriot Act.

16.     OTHER PROVISIONS.

        (a)    Addresses for notices.  As set forth on page 1 hereof and, with respect to Party A, the fax no.
set forth in Section 8 hereof.

        (b)    For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its
Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

(c)     Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

        (d)    Documents to be Delivered.  For the purpose of Section 4(a) of the Form Master
Agreement:

       PARTY REQUIRED TO    FORM/DOCUMENT/       DATE BY WHICH TO    COVERED BY SECTION
       DELIVER DOCUMENT     CERTIFICATE          BE DELIVERED        3(D) REPRESENTATION

       Party A and Party B  A certificate of     Upon the            Yes
                            an authorized        execution and
                            officer of the       delivery of this
                            party, as to the     Confirmation
                            incumbency and
                            authority of the
                            respective
                            officers of the
                            party signing this
                            Confirmation

       Party A              An opinion of        Upon the            No
                            counsel (which may   execution and
                            include in-house     delivery of this
                            counsel) as to the   Confirmation
                            enforceability of
                            this Confirmation
                            that is in
                            reasonably
                            satisfactory form
                            and substance to
                            Party B

       Party B              A report/notice      Each Reset Date     Yes
                            setting forth the
                            current Principal
                            Balance of the
                            Class 1-A-1
                            Certificates

17.     REGULATION AB COMPLIANCE.
        (a)    In connection with the Pooling and Servicing Agreement, Party B represents that this
        Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the
        Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

        (b)    In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

        (c) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day during the period that reports are being filed with respect to the RALI Series 2006-QS18 Trust, Residential
        Funding Company, LLC ("Residential Funding") requests (in writing) from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Residential Funding, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

        (d) Upon the occurrence of a Cap Disclosure Event, Party A, within ten (10) days of receipt of a written request for such Cap Financial Disclosure (the "Response Period"), at its own expense, shall
        (a) provide to Residential Funding the Cap Financial Disclosure or (b) if Party A, in good faith, determines that it is unable to provide the Cap Financial Disclosure within the Response Period, then, subject to the Rating Agency Condition, Party A shall arrange for a Reg AB Approved Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this
        Confirmation prior to the expiration of the Response Period.  If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.  "Reg AB Approved Entity" means any entity that: (i) has the ability to provide the Reg AB Information; and (ii) meets or exceeds the Approved Rating Thresholds.  "Approved
        Rating Thresholds" means an entity that has a long-term and short-term senior unsecured debt or deposit rating of at least A and A-1 by S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch.

18.     Additional Termination Event.
(a)     If a Rating  Agency  Downgrade  has occurred and is  continuing  and Party A has not complied with Part
               18(c) below,  then an Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(b)     If, upon the  occurrence  of a Cap  Disclosure  Event (as defined in Part 17(c) above) Party A has not, within 10 days after such Cap Disclosure  Event complied with any of the provisions set forth in
               Part 17(d) above,  then an  Additional  Termination  Event shall have  occurred  with respect to
               Party  A and  Party A  shall  be the  sole  Affected  Party  with  respect  to  such  Additional
               Termination Event.

(c)     In the event that (i) Party A's  long-term  unsecured and  unsubordinated  debt rating is reduced below
               "A+" by S&P or Party A's short-term  unsecured and  unsubordinated  debt rating is reduced below
               "A-1" by S&P,  (ii) Party A's  long-term  unsecured  and  unsubordinated  debt rating is reduced below "A1" by Moody's or its  short-term  unsecured  and  unsubordinated  debt rating is reduced below "P1" by  Moody's,  or, in the event that Party A does not have a  short-term  rating  from
               Moody's,  if Party A's long-term unsecured and unsubordinated debt rating is reduced below "Aa3"
               by Moody's or (iii) Party A's long-term  unsecured and  unsubordinated  debt rating is withdrawn or reduced  below "A" by Fitch or its  short-term  unsecured and  unsubordinated  debt rating is withdrawn  or reduced  below "F1" by Fitch  (and  together  with S&P and  Moody's,  the  "Rating
               Agencies" and such rating thresholds,  "Approved Rating Thresholds" and any such reduction below the Approved Rating  Thresholds,  a "Collateral  Rating Downgrade  Event"),  then within 30 days after such rating  withdrawal or downgrade  Party A shall,  at its own expense,  either (i) seek another  entity to replace  Party A as party to this  Confirmation  that  meets or  exceeds  the
               Approved Rating Thresholds on terms substantially  similar to this Confirmation or (ii) obtain a guaranty of, or a contingent  agreement of another person with the Approved  Rating  Thresholds, to honor, Party A's obligations under this  Confirmation.  In the event that Party A's long-term unsecured  and  unsubordinated  debt  rating is  withdrawn  or  reduced  below  "BBB-" by S&P (a
               "Required Rating Downgrade  Event"),  then within 10 Business Days after such rating  withdrawal or  downgrade,  Party A shall at its own expense,  either (i) secure  another  entity to replace
               Party A as party to this  Confirmation  that meets or exceeds the Approved Rating  Thresholds on terms  substantially  similar to this Confirmation or (ii) obtain a guaranty of, or a contingent agreement  of  another  person  with  the  Approved  Rating  Thresholds,  to  honor,  Party  A's obligations  under this  Confirmation.  For purposes of this  Confirmation,  the  occurrence  of either a Collateral  Rating Downgrade Event or a Required Rating Downgrade Event may be referred to as a rating agency downgrade (a "Rating Agency Downgrade").

19.     Set-Off.   The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.  Notwithstanding any provision of this Confirmation or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

20.     Proceedings.  Party A shall not institute against, or cause any other person to institute against, or join any other person in instituting against Party B or the trust formed pursuant to the Pooling and
        Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes.  Nothing herein shall prevent Party A from participating in any such proceeding once commenced.  This provision will survive the termination of this Confirmation.

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Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of
Global Derivative Operations (fax no. (+1 866) 255 1444).  Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

Bank of America, N.A.

By:     /s/Mary Beth Knight
        Name: Mary Beth Knight
        Title: Assistant Vice President

Confirmed as of the date above:

RALI Series 2006-QS18 Trust
By:  Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of RALI Series 2006-QS18 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS18

By:     /s/Melissa Wilman
        Name: Vice President
        Title:

                                        SCHEDULE A TO THE CONFIRMATION
                                        OUR REF. NOS.: 4945515 4945514

                  Accrual Start       Accrual End     Notional Amount
                  Date:               Date:           (USD):
                  25-Jan-2007         25-Feb-2007     98,233,448.82
                  25-Feb-2007         25-Mar-2007     96,096,055.01
                  25-Mar-2007         25-Apr-2007     93,597,031.66
                  25-Apr-2007         25-May-2007     90,746,867.15
                  25-May-2007         25-Jun-2007     87,557,397.37
                  25-Jun-2007         25-Jul-2007     84,041,769.53
                  25-Jul-2007         25-Aug-2007     80,214,397.38
                  25-Aug-2007         25-Sep-2007     76,090,908.14
                  25-Sep-2007         25-Oct-2007     71,688,081.13
                  25-Oct-2007         25-Nov-2007     67,023,778.29
                  25-Nov-2007         25-Dec-2007     62,498,942.23
                  25-Dec-2007         25-Jan-2008     58,131,396.05
                  25-Jan-2008         25-Feb-2008     53,917,372.92
                  25-Feb-2008         25-Mar-2008     49,853,196.00
                  25-Mar-2008         25-Apr-2008     45,935,276.34
                  25-Apr-2008         25-May-2008     42,160,110.74
                  25-May-2008         25-Jun-2008     38,524,279.75
                  25-Jun-2008         25-Jul-2008     35,024,445.65
                  25-Jul-2008         25-Aug-2008     31,657,350.48
                  25-Aug-2008         25-Sep-2008     28,419,814.20
                  25-Sep-2008         25-Oct-2008     25,308,732.75
                  25-Oct-2008         25-Nov-2008     22,321,076.32
                  25-Nov-2008         25-Dec-2008     19,453,887.51
                  25-Dec-2008         25-Jan-2009     16,704,279.64
                  25-Jan-2009         25-Feb-2009     14,069,435.07
                  25-Feb-2009         25-Mar-2009     11,546,603.53
                  25-Mar-2009         25-Apr-2009     9,133,100.52
                  25-Apr-2009         25-May-2009     6,826,305.75
                  25-May-2009         25-Jun-2009     4,623,661.58
                  25-Jun-2009         25-Jul-2009     2,522,671.58
                  25-Jul-2009         25-Aug-2009     520,899.02